EXHIBIT 99.3

Office of the Chief Accountant

Securities Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4 included in the Form 8-K dated August 6, 2004 of Grant Ventures, Inc. (Commission file no. 000-50133) filed with the Securities and Exchange Commission and are in agreement with the statement contained therein.  We are not in a position to agree or disagree with the disclosures regarding Tanner & Co.

/s/ HJ & Associates
HJ & Associates, LLC
Salt Lake City, Utah
August 6, 2004